UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

NexPoint Multifamily Capital Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-200221	46-4106316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)

(972) 628-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Contribution Agreement

On April 7, 2016, NexPoint Multifamily Capital Trust, Inc. (f/k/a NexPoint Multifamily Realty Trust, Inc.) (the “Company”) acquired (the “Acquisition”) from Highland Capital Management, L.P. (“Sponsor”) the Sponsor’s indirect 95% interest (valued at approximately $39,573,050) in a 330-unit multifamily residential community located in Phoenix, Arizona, known as The Estates on Maryland (the “Interests”). The Sponsor contributed the Interests to the Company at the original cost to the Sponsor of approximately $39,573,050, in exchange for 434,782.61 shares of the Company’s Class A common stock, $0.01 par value, at a value of $9.20 per share, reflecting the public offering price net of selling commissions and the dealer manager fee. The Company, pursuant to the agreement entered into for the Acquisition (the “Contribution Agreement”), then transferred the Interests to NexPoint Multifamily Operating Partnership, L.P., the Company’s wholly-owned operating partnership and subsidiary of the Company (the “OP”), in exchange for 434,782.61 partnership units in the OP.

In connection with the Acquisition, the Company incurred acquisition fees payable to NexPoint Real Estate Advisors II, L.P. (the “Advisor”), an affiliate of the Company, in the amount of 1% of the Interests.

The independent directors of the Company unanimously approved the Acquisition and the incurrence of acquisition fees payable to the Advisor.

The foregoing summary of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Revolving Credit Agreement

In addition to the terms described below, the information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Concurrently with the Acquisition, the OP and the Sponsor entered into a revolving credit agreement as borrowers (the “Borrowers”) of up to $15,000,000 with KeyBank as administrative agent and lender (the “Key Revolver”). The Key Revolver has a one year term. The loans under the Key Revolver may be prepaid at any time, without penalty.

In connection with the Key Revolver, the Company provided a guaranty to KeyBank (the “Company Guaranty”) and pledged certain assets and proceeds from its equity offering to KeyBank as collateral for the Key Revolver (the “Company Pledge Agreements”). The OP also pledged certain assets and equity interests to KeyBank as collateral for the Key Revolver (the “OP Pledge Agreements”). In addition, an affiliate of the Sponsor pledged equity securities to KeyBank as collateral for the Key Revolver, equaling approximately $13,233,783.41 as of the closing of the Key Revolver, and another affiliate of the Sponsor guaranteed the Key Revolver.

The foregoing summary of the Company Guaranty, Company Pledge Agreements and the OP Pledge Agreements does not purport to be complete and is qualified in its entirety by reference to the Company Guaranty, Company Pledge Agreements and the OP Pledge Agreements, copies of which are filed as Exhibits 10.2 to 10.7 hereto and are incorporated herein by reference.

Acquisition of Preferred Equity Interest in Bell Midtown

On April 7, 2016, the Company, through the OP, acquired from an affiliate of the Sponsor a preferred equity interest (the “PE Interest”) in Nashville RE Holdings, LLC, the owner of Bell Midtown, a 170-unit multifamily residential community in Nashville, Tennessee for $6,000,000. The OP used funds from the Key Revolver to purchase the PE Interest.

The independent directors of the Company unanimously approved the acquisition of the PE Interest.

The foregoing summary of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information reported in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Revolving Credit Agreement

The information reported in Item 1.01 of this Current Report on Form 8-K regarding the Key Revolver is incorporated herein by reference. The summary of the Key Revolver reported in Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Key Revolver, a copy of which is filed as Exhibit 10.9 hereto and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2016, the Company filed Articles of Amendment (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland to change the Company’s name from “NexPoint Multifamily Realty Trust, Inc.” to “NexPoint Multifamily Capital Trust, Inc.” pursuant to Sections 2-604(c)(1) and 2-605(a)(1) of the Maryland General Corporation Law. A copy of the Articles of Amendment is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

Since it is impracticable to provide the required financial statements for the completed Acquisition at the time of this filing, and no financial statements (audited or unaudited) are available at this time, we hereby confirm that we intend to file the required financial statements on or before June 23, 2016, by amendment to this Form 8-K.

(b)	Pro Forma Financial Information.

See Paragraph (a) above.

(d)	Exhibits.

3.3	Articles of Amendment of NexPoint Multifamily Realty Trust, Inc., filed April 12, 2016.

10.1	Contribution Agreement, by and among NexPoint Multifamily Realty Trust, Inc., NexPoint Multifamily Operating Partnership, L.P. and Highland Capital Management, L.P., dated April 7, 2016 (Exhibit B and Exhibit C omitted).

10.2	Guaranty by NexPoint Multifamily Realty Trust, Inc., in favor of KeyBank National Association, in its capacity as Administrative Agent for the Lenders under that certain Credit Agreement by and among Highland Capital Management, L.P. and NexPoint Multifamily Operating Partnership, L.P., dated April 7, 2016.

10.3	Pledge and Security Agreement, by and among NexPoint Multifamily Realty Trust, Inc. and KeyBank National Association, dated April 7, 2016 (pledging capital events).

10.4	Pledge and Security Agreement, by and among NexPoint Multifamily Realty Trust, Inc. and KeyBank National Association, dated April 7, 2016 (pledging equity issuances).

10.5	Pledge and Security Agreement, by NexPoint Multifamily Operating Partnership, L.P., in favor of KeyBank National Association, dated April 7, 2016 (pledging equity interests).

10.6	Pledge and Security Agreement, by NexPoint Multifamily Operating Partnership, L.P., in favor of KeyBank National Association, dated April 7, 2016 (pledging capital events).

10.7	Pledge and Security Agreement, by NexPoint Multifamily Operating Partnership, L.P., in favor of KeyBank National Association, dated April 7, 2016 (pledging equity issuances).

10.8	Purchase and Sale Agreement, by and among Cornerstone Healthcare Group Holding, Inc. and NexPoint Multifamily Operating Partnership, L.P., dated April 7, 2016.

10.9	Revolving Credit Agreement, by and among Highland Capital Management, L.P. and NexPoint Multifamily Operating Partnership, L.P. as Borrowers and KeyBank, National Association as Lender and Administrative Agent, dated April 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Multifamily Capital Trust, Inc.

Dated: April 13, 2016	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive Vice President-Finance, Treasurer and Director